Exhibit 10.3

FIRST AMENDMENT

TO

SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (the “First Amendment”) executed effective as of the 13 day of March, 2009 is made and entered into by and between Options Media Group Holdings, Inc., a Nevada corporation (the “Company”), Options Acquisition Sub, Inc., a Delaware corporation (“OAS”), Icon Term Life Inc., a Florida corporation (“ITL”), GRQ Consultants, Inc. 401(K) (“GRQ”), Michael Brauser (“Brauser”) and Barry Honig (“Honig”).

WHEREAS, the parties executed that certain Security Agreement dated January 13, 2009 (the “Security Agreement”);

WHEREAS, the Company desires to borrow $300,000 from GFT Holdings, Inc., a Delaware corporation (the “Bridge Loan”);

WHEREAS, the Company, OAS and ITL desire to enter into a secured loan agreement securing the Bridge Loan and related obligations, pursuant to which the holder of the Bridge Loan shall have a priority interest in repayment and in the collateral of the Company, OAS and ITL (the “Bridge Loan Agreement”);

WHEREAS, the parties desire to modify the Security Agreement to reflect the priority security interest in the collateral of the Company, OAS, and ITL to be provided to the holder of the Bridge Loan; and

WHEREAS, the Holder acknowledges that it and/or its affiliates will benefit materially from this modification and, accordingly, Holder has received adequate consideration for agreeing to this modification.

WHEREAS, the parties hereto desire to amend the Security Agreement to incorporate the provisions set forth herein; and

WHEREAS, the parties hereto desire to express the amendment in writing.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties agree as follows:

1.

Recitals.  The parties acknowledge and agree that the recitations set forth above are true and correct and are incorporated herein by reference.

2.

Security Agreement Being Modified.  The security agreement being modified by this by this First Amendment is that certain Security Agreement dated January 13, 2009 entered into by and among the Company, OAS, ITL, GRQ, Brauser, and Honig, which is incorporated herein by reference.

3.

Amendment.  The Security Agreement shall be amended as follows:

A.

A new Section 3.4 shall be added as follows:

3.4

Notwithstanding anything contained in this Agreement to the contrary, the Lenders’ security interest in the Collateral shall be subject to and subordinate to the security interest of GFT Holdings, Inc., a Delaware corporation (or its transferees and assigns), pursuant to that certain Secured Loan Agreement dated March 13, 2009.

B.

Schedule 6.1 shall be amended by adding:

That certain Secured Loan Agreement dated March 13, 2009 by and among Options Media Group Holdings, Inc., Options Acquisition Sub, Inc., Icon Term Life Inc., and GFT Holdings, Inc., a Delaware corporation.

4.

No Waiver.  Nothing contained herein shall be construed as a waiver of any default by the Company, OAS or ITL or election, limitation or waiver of a remedy or any other rights of GRQ, Brauser and Honig under the Security Agreement.

5.

Reaffirmation/ Inconsistent Provisions.  Except as specifically modified pursuant to this First Amendment, the Security Agreement shall remain in full force and effect.   This First Amendment shall supersede the provisions of the Security Agreement to the extent those provisions are inconsistent with the provisions of this First Amendment.  The Company, OAS and ITL represent and warrant that there exists no default under the Security Agreement as of the date of this First Amendment and no event exists, that with the giving of notice or the passage of time, could result in any default under the Security Agreement.

6.

Counterparts.  This First Amendment may be signed in counterparts which shall constitute one agreement.  It shall not be necessary for both parties to sign the same counterpart.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment effective as of the date first written above.

OPTIONS MEDIA GROUP HOLDINGS, INC.

By:	/s/ Scott Frohman
Scott Frohman Chief Executive Officer

OPTIONS ACQUISITION SUB, INC.

By:	/s/ Scott Frohman
Scott Frohman Chief Executive Officer

ICON TERM LIFE INC.

By:	/s/ Scott Frohman
Scott Frohman Chief Executive Officer

GRQ CONSULTANTS, INC. 401(K)

By:	/s/ Barry Honig
Barry Honig Trustee

By:	/s/ Barry Honig
BARRY HONIG

By:	/s/ Michael Brauser
MICHAEL BRAUSER

ACKNOWLEDGED:

By:	/s/ Barry Honig
Barry Honig as Collateral Agent